UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 23, 2008
Kennametal Inc.
(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania	1-5318	25-0900168
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

World Headquarters
1600 Technology Way
P.O. Box 231
Latrobe, Pennsylvania	15650-0231
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (724) 539-5000
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01 Financial Statements and Exhibits
EX-99.1

Item 2.02 Results of Operations and Financial Condition
On October 23, 2008, Kennametal Inc. (Kennametal or the Company) issued an earnings announcement for its fiscal first quarter ended September 30, 2008.
The press release contains certain non-generally accepted accounting principles (GAAP) financial measures. The following GAAP financial measures have been presented on an adjusted basis: gross profit, operating expense, operating income, Metalworking Sales and Services Group (MSSG) operating income and margin, Advanced Materials Solutions Group (AMSG) operating income and margin, effective tax rate, net income and diluted earnings per share. Adjustments include: (1) restructuring and related charges for the three months ended September 30, 2008 and (2) impact of a German tax law change for the three months ended September 30, 2007. Management adjusts for these items in measuring and compensating internal performance and to more easily compare the Company’s financial performance period-to-period. The press release also contains free operating cash flow and adjusted return on invested capital, which are also non-GAAP measures and are defined below.
Management believes that presentation of these non-GAAP financial measures provides useful information about the results of operations of the Company for the current period and past periods. Management believes that investors should have available the same information that management uses to assess operating performance, determine compensation and assess the capital structure of the Company. These non-GAAP measures should not be considered in isolation or as a substitute for the most comparable GAAP measures. Investors are cautioned that non-GAAP financial measures utilized by the Company may not be comparable to non-GAAP financial measures used by other companies.
Free Operating Cash Flow
Free operating cash flow is a non-GAAP financial measure and is defined by the Company as cash provided by operations (which is the most directly comparable GAAP measure) less capital expenditures plus proceeds from disposals of fixed assets. Management considers free operating cash flow to be an important indicator of Kennametal’s cash generating capability because it better represents cash generated from operations that can be used for strategic initiatives (such as acquisitions), dividends, debt repayment and other investing and financing activities.
Adjusted Return on Invested Capital
Adjusted Return on Invested Capital is a non-GAAP financial measure and is defined by the Company as the previous 12 months’ net income, adjusted for interest expense, securitization fees, minority interest expense and special items, divided by the sum of the previous five quarters’ average balances of debt, minority interest and shareowners’ equity. The most directly comparable GAAP measure is return on invested capital calculated utilizing GAAP net income. Management believes that this financial measure provides additional insight into the underlying capital structure and performance of the Company. Management utilizes this non-GAAP measure in determining compensation and assessing the operations of the Company.
A copy of the Company’s earnings announcement is furnished under Exhibit 99.1 attached hereto. Reconciliations of the above non-GAAP financial measures are included in the earnings announcement.
Additionally, during our quarterly earnings teleconference we may use various non-GAAP financial measures to describe the underlying operating results. Accordingly, we have compiled below certain reconciliations as required by Regulation G. These non-GAAP measures should not be considered in isolation or as a substitute for the most comparable GAAP measures. Investors are cautioned that non-GAAP financial measures utilized by the Company may not be comparable to non-GAAP financial measures used by other companies.
Adjusted EBIT
EBIT is an acronym for Earnings Before Interest and Taxes and is a non-GAAP financial measure. The most directly comparable GAAP measure is net income. However, we believe that EBIT is widely used as a measure of operating performance and we believe EBIT to be an important indicator of the Company’s operational strength and performance. Nevertheless, the measure should not be considered in isolation or as a substitute for operating income, cash flows from operating activities or any other measure for determining operating performance or cash generation that is calculated in accordance with GAAP. Additionally, Kennametal will adjust EBIT for minority interest expense, interest income, securitization fees, pre-tax income from discontinued operations and special items. Management uses this information in reviewing operating performance and in determining compensation.

Primary Working Capital
Primary working capital is a non-GAAP financial measure and is defined as accounts receivable, net plus inventories, net minus accounts payable. The most directly comparable GAAP measure is working capital, which is defined as current assets less current liabilities. We believe primary working capital better represents Kennametal’s performance in managing certain assets and liabilities controllable at the business unit level and it is used as such for internal performance measurement.
Debt to Capital
Debt to capital is a non-GAAP financial measure and is defined by Kennametal as total debt divided by total shareowners’ equity plus minority interest plus total debt. The most directly comparable GAAP measure is debt to equity, which is defined as total debt divided by shareowners’ equity. Management believes that debt to capital provides additional insight into the underlying capital structuring and performance of the Company.
ADJUSTED EBIT (UNAUDITED)

	Three Months Ended
	September 30,
(in thousands, except percents)	2008	2007

Net income, as reported	$35,467	$34,879
Net income as a percent of sales	5.3%	5.7%
Add back:
Interest expense	7,116	7,799
Tax expense	8,504	21,667

EBIT	51,087	64,345
Additional adjustments:
Minority interest expense	785	872
Interest income	(2,003)	(905)
Securitization fees	—	8
Special Items:
Restructuring and related charges	9,145	—

Adjusted EBIT	$59,014	$64,320

Adjusted EBIT as a percent of sales	8.8%	10.5%

PRIMARY WORKING CAPITAL (UNAUDITED)

	September 30,	June 30,
(in thousands)	2008	2008

Current assets	$1,092,065	$1,151,986
Current liabilities	465,159	521,311

Working capital in accordance with GAAP	$626,906	$630,675

Excluding items:
Cash and cash equivalents	(68,855)	(86,478)
Other current assets	(101,915)	(91,914)

Total excluded current assets	(170,770)	(178,392)

Adjusted current assets	921,295	973,594

Current maturities of long-term debt and capital leases, including notes payable	(33,479)	(33,600)
Other current liabilities	(274,676)	(298,661)

Total excluded current liabilities	(308,155)	(332,261)

Adjusted current liabilities	157,004	189,050

Primary working capital	$764,291	$784,544

DEBT TO CAPITAL (UNAUDITED)

	September 30,	June 30,
(in thousands)	2008	2008

Total debt, except percents	$481,723	$346,652
Total shareowners’ equity	1,465,757	1,647,907

Debt to equity, GAAP	32.9%	21.0%

Total debt	$481,723	$346,652
Minority interest	20,412	21,527
Total shareowners’ equity	1,465,757	1,647,907

Total capital	$1,967,892	$2,016,086

Debt to capital	24.5%	17.2%

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) Amendment and Restatement of Kennametal Stock and Incentive Plan of 2002
On October 21, 2008, at its Annual Meeting of Shareowners (the “2008 Annual Meeting”), the Company’s shareowners approved the Amended and Restated Kennametal Stock and Incentive Plan of 2002 (the “Plan”). The Plan was amended primarily to (i) increase the aggregate number of shares of the Company’s Common Stock available for issuance under the Plan from 7,500,000 to 9,000,000, (ii) place a limit on the number of full share awards that may be made under the Plan, and (iii) provide that shares delivered to or withheld by the Company to pay withholding taxes under the Plan or any of the Company’s prior stock plans and shares not issued upon the net settlement or net exercise of SARs, in each case, will no longer be available for future grants under the Plan.
The Company’s board of directors previously approved the amendment to the Plan on July 22, 2008, subject to shareowner approval at the 2008 Annual Meeting. The Plan, as amended, is included in the Proxy Statement for the 2008 Annual Meeting that the Company filed with the Securities and Exchange Commission on September 8, 2008.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
99.1 Fiscal 2009 First Quarter Earnings Announcement

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENNAMETAL INC.

Date: October 23, 2008	By:	/s/ Wayne D. Moser
Wayne D. Moser
Vice President Finance and Corporate Controller